Exhibit 10.9

配偶同意函

SPOUSAL CONSENT LETTER

本人，[股东配偶姓名]（身份证号码：[ ]），为[ ]（身份证号码：[ ]）之合法配偶。本人在此无条件并不可撤销地同意[ ]于[ ]年[ ]月[ ]日签署的下列文件（下称“交易文件”），并同意按照以下交易文件的规定处置[ ]持有的、并登记在其名下的成都新皓企业管理有限公司（“内资公司”）的股权：

The undersigned, [Name of the Spouse of Shareholder] (ID card No.[ ]), is the lawful spouse of [ ] (ID card No.[ ]). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as “Transaction Documents”) by [ ] on [Date], and the disposal of the equity interests of Chengdu Xinhao Corporate Management Co., Ltd. (hereinafter referred to as “Domestic Company”) held by [ ] and registered in his name according to the following documents:

(1)	与成都禧沅供应链管理有限公司（下称“WFOE”）及内资公司签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Chengdu Xiyuan Supply Chain Management Co., Ltd. (hereinafter referred to as the “WFOE”) and Domestic Company;

(2)	与WFOE及内资公司签署的《独家购买权合同》；和

Exclusive Option Agreement entered into between the WFOE and Domestic Company; and

(3)	[ ]签署的《授权委托书》。

Power of Attorney executed by [ ].

本人承诺不就[ ]持有的内资公司股权主张任何权利。本人进一步确认[ ]履行、修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Domestic Company which are held by [ ]. I hereby further confirm that [ ] can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

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本人同意并承诺，如本人由于任何原因获得[ ]持有的内资公司的任何股权，则本人应受（经不时修订的）交易文件以及WFOE和内资公司之间于[ ]年[ ]月[ ]日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为内资公司的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦WFOE提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Domestic Company which are held by [ ] for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Domestic Company as of [Date] (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Domestic Company. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

配偶签字 Signature of the Spouse ________________________ 日期： [ ] Date: [ ]

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